EXHIBIT 99.3

Equity One 2003-4
Term
Excess Interest as a % of Remaining Collateral Balance

100% PPC
includes cash flows (if any) from the yield maintenance agreements

                                        Forward
                     Static   Forward   Libor+
Period    Date       Libor     Libor    150bps
  0      31-Jul-03
  1      25-Aug-03    4.76%     4.76%     4.22%
  2      25-Sep-03    3.80%     3.79%     3.26%
  3      25-Oct-03    3.63%     3.59%     3.09%
  4      25-Nov-03    3.62%     3.58%     3.08%
  5      25-Dec-03    3.90%     3.85%     3.38%
  6      25-Jan-04    3.57%     3.50%     3.05%
  7      25-Feb-04    3.69%     3.59%     3.18%
  8      25-Mar-04    3.52%     3.40%     3.02%
  9      25-Apr-04    3.63%     3.46%     3.13%
 10      25-May-04    3.46%     3.23%     2.96% [Line graph appears here
 11      25-Jun-04    3.43%     3.18%     2.94% depicting Excess Interest as a
 12      25-Jul-04    3.53%     3.28%     3.06% Percentage of Collateral
 13      25-Aug-04    3.36%     3.07%     2.89% Balance.]
 14      25-Sep-04    3.48%     3.19%     3.01%
 15      25-Oct-04    3.32%     3.04%     2.87%
 16      25-Nov-04    3.30%     3.03%     2.86%
 17      25-Dec-04    3.70%     3.43%     3.28%
 18      25-Jan-05    3.26%     3.01%     2.86%
 19      25-Feb-05    3.36%     3.13%     2.44%
 20      25-Mar-05    3.20%     3.00%     2.82%
 21      25-Apr-05    3.29%     3.12%     2.96%
 22      25-May-05    3.29%     3.33%     2.88%
 23      25-Jun-05    3.28%     3.31%     2.85%
 24      25-Jul-05    3.38%     3.42%     2.97%
 25      25-Aug-05    3.23%     3.22%     2.77%
 26      25-Sep-05    3.33%     3.32%     2.88%
 27      25-Oct-05    3.18%     3.13%     2.71%
 28      25-Nov-05    3.16%     3.25%     2.98%
 29      25-Dec-05    3.52%     3.68%     3.46%
 30      25-Jan-06    3.13%     3.18%     2.95%
 31      25-Feb-06    3.23%     3.28%     3.08%
 32      25-Mar-06    3.09%     3.10%     2.91%
 33      25-Apr-06    3.19%     3.20%     3.04%
 34      25-May-06    3.07%     3.14%     3.06%
 35      25-Jun-06    3.05%     3.10%     3.04%
 36      25-Jul-06    3.14%     3.22%     3.17%
 37      25-Aug-06    3.01%     3.09%     3.04%
 38      25-Sep-06    3.07%     3.14%     3.09%
 39      25-Oct-06    3.00%     3.00%     2.92%
 40      25-Nov-06    3.03%     3.08%     3.06%
 41      25-Dec-06    3.43%     3.54%     3.55%
 42      25-Jan-07    3.06%     3.04%     3.00%
 43      25-Feb-07    3.17%     3.15%     3.12%
 44      25-Mar-07    3.05%     2.96%     2.92%
 45      25-Apr-07    3.16%     3.08%     3.04%
 46      25-May-07    3.04%     2.99%     2.94%
 47      25-Jun-07    3.04%     2.96%     2.90%
 48      25-Jul-07    3.15%     3.07%     3.03%
 49      25-Aug-07    3.03%     2.92%     2.86%
 50      25-Sep-07    3.14%     3.03%     2.98%

 51      25-Oct-07    3.02%     2.85%     2.77%
 52      25-Nov-07    3.02%     2.89%     2.79%
 53      25-Dec-07    3.26%     3.17%     3.10%
 54      25-Jan-08    3.02%     2.83%     2.73%
 55      25-Feb-08    3.15%     2.96%     2.86%
 56      25-Mar-08    3.04%     2.77%     2.66%
 57      25-Apr-08    3.16%     2.90%     2.79%
 58      25-May-08    3.05%     2.75%     2.59%
 59      25-Jun-08    3.06%     2.72%     2.55%
 60      25-Jul-08    3.18%     2.85%     2.69%
 61      25-Aug-08    3.07%     2.78%     2.61%
 62      25-Sep-08    3.20%     2.91%     2.74%
 63      25-Oct-08    3.09%     2.73%     2.54%
 64      25-Nov-08    3.09%     2.72%     2.50%
 65      25-Dec-08    3.49%     3.20%     3.01%
 66      25-Jan-09    3.11%     2.67%     2.44%
 67      25-Feb-09    3.24%     2.80%     2.57%
 68      25-Mar-09    3.13%     2.61%     2.37%
 69      25-Apr-09    3.26%     2.75%     2.50%
 70      25-May-09    3.15%     2.60%     2.29%
 71      25-Jun-09    3.16%     2.57%     2.25%
 72      25-Jul-09    3.29%     2.71%     2.39%
 73      25-Aug-09    3.19%     2.56%     2.22%
 74      25-Sep-09    3.33%     2.69%     2.36%
 75      25-Oct-09    3.22%     2.50%     2.15%
 76      25-Nov-09    3.24%     2.51%     2.12%
 77      25-Dec-09    3.66%     3.03%     2.65%
 78      25-Jan-10    3.27%     2.47%     2.05%
 79      25-Feb-10    3.42%     2.61%     2.19%
 80      25-Mar-10    3.31%     2.41%     1.98%
 81      25-Apr-10    3.46%     2.56%     2.12%
 82      25-May-10    3.35%     2.39%     1.91%
 83      25-Jun-10    3.37%     2.36%     1.87%
 84      25-Jul-10    3.52%     2.51%     2.01%
 85      25-Aug-10    3.41%     2.35%     1.83%
 86      25-Sep-10    3.57%     2.49%     1.97%
 87      25-Oct-10    3.45%     2.28%     1.75%
 88      25-Nov-10    3.47%     2.27%     1.70%
 89      25-Dec-10    3.94%     2.82%     2.25%
 90      25-Jan-11    3.51%     2.21%     1.61%
 91      25-Feb-11    3.67%     2.36%     1.75%
 92      25-Mar-11    3.55%     2.14%     1.52%
 93      25-Apr-11    3.72%     2.29%     1.66%
 94      25-May-11    3.60%     2.08%     1.43%
 95      25-Jun-11    3.63%     2.04%     1.38%
 96      25-Jul-11    3.81%     2.20%     1.53%
 97      25-Aug-11    3.69%     2.12%     1.43%
 98      25-Sep-11    3.88%     2.28%     1.58%

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